[LETTERHEAD]
MAHONEY COHEN & COMPANY, CPA, P.C.

January 6, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read EnerLume Energy Management Corp.’s statements included under Item 4.01 of its Form 8-K filed on January 6, 2009 and we agree with such statements concerning our firm.

/s/ Mahoney Cohen & Company, CPA, P.C.